Other Income, Net	12 Months Ended
Dec. 31, 2024
Analysis of income and expense [abstract]
Other Income, Net

Note 4 Other Income, Net

	Year Ended December 31,		Six Months Ended December 31,	Year Ended June 30,
(in U.S. dollars)	2024	2023	2022	2022
Interest income	$1,370,929	$1,611,128	$19,416	$8,314
Manufacturing and Energy Supply Chains Grant	470,783	—	—	—
Other grant funding	1,827,882	1,161,992	260,536	982,767
Fair value gain on borrowings (refer Note 21)	—	—	—	219,557
Research and development tax incentive	593,521	689,089	—	—
Other	10,064	147,691	35,154	385,482
Total	$4,273,179	$3,609,900	$315,106	$1,596,120

In November 2023, the Company was selected to receive a $100 million grant from the U.S. Department of Energy ("DOE") office of Manufacturing and Energy Supply Chains ("MESC") to enhance domestic production of high-performance synthetic graphite anode materials at its Riverside facility in Chattanooga, Tennessee. During the year ended December 31, 2024, the Company submitted reimbursement requests totaling $19,156,398 against the available grant funds. In accordance with the schedule of expenditures, $470,783 relates to payroll and salary related expense claims which have been accounted for as other income and $18,677,454 relates to capital expenditure claims which have been offset against the related Construction in Progress additions in Property, Plant and Equipment (Note 14).